Hyzon Q1 2024 Earnings May 13, 2024

Forward Looking Statements This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, are forward- looking statements. When used herein, the words "aim,” "could," "should," "will," "may," "believe," "anticipate," "intend," "estimate," "expect," "project," "outlook," "guidance," the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward- looking statements contain such identifying words. Forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Hyzon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by events or circumstances after the date of this presentation. Hyzon cautions you that forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Hyzon, including, but not limited to, the following: our ability to raise needed capital in sufficient time or amount; our ability to commercialize our products and strategic plans, including our ability to establish facilities to produce our fuel cells, assemble our vehicles or secure hydrogen supply in appropriate volumes, at competitive costs, or competitive emissions profiles; our ability to effectively compete in the heavy-duty transportation sector, and withstand intense competition and competitive pressures from other companies worldwide in the industries in which we operate; our ability to convert non-binding memoranda of understanding into binding orders or sales (including because of the current or prospective resources of our counterparties) and the ability of our counterparties to make payments on orders; our ability to invest in hydrogen production, distribution, and refueling operations to supply our customers with hydrogen at competitive costs to operate their fuel cell electric vehicles; disruptions to the global supply chain, including as a result of geopolitical events, and shortages of raw materials, and the related impacts on our third-party suppliers and assemblers; our ability to maintain the listing of our common stock on the Nasdaq Global Select Market; our ability to retain or recruit, or changes required in, our officers, key employees, or directors; our ability to protect, defend, or enforce our intellectual property on which we depend; and the impacts of legal proceedings, regulatory disputes, and governmental inquiries. Additional information on potential factors that could affect the financial results of Hyzon and its forward- looking statements is included in the "Risk Factors" section of Hyzon’s latest Annual Report on Form 10-K, for the year ended December 31, 2023 filed with the SEC on March 22, 2024, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2024 filed with the SEC on May 13, 2024, and other documents filed by Hyzon from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Hyzon gives no assurances that Hyzon will achieve its expectations as may be described herein. 2

Q1 2024 Highlights 3 Key Commercial and Operational Highlights • Recognized revenue including vehicles delivered in 2023, demonstrating material progress with customer acceptance and completing commercial cycle • Announced Joint Development Agreement with New Way Trucks, North America’s largest private refuse manufacturer, and unveiled first hydrogen-powered refuse truck for U.S. market at Waste Expo in May; trials with major refuse collection fleets expected to begin summer 2024 • Completed five 200kW C-sample Fuel Cell Systems (FCS) in Q1 and five additional 200kW FCSs in April, remaining on track for Start of Production (SOP) of 200kW FCS in second half of 2024 • Successfully completed four-month refuse truck trial with REMONDIS Australia, converting to full vehicle sale • Launched 200kW fuel cell system integrated in Australian heavy-duty cabover truck, with first SOP of Class 8 200kW Fuel Cell Electric Vehicle (FCEV) expected in second half of 2024 Key Financial Highlights this Quarter • Cash & cash equivalents of $82.6 million on March 31, 2024 • $10.0 million of recognized revenue • R&D, SG&A, and net cash burn1 (excluding the first SEC settlement payment and the proceeds from the sale of our Rochester facility) all at or below the low- end of Q1 2024 guidance ranges • Excluding the SEC settlement payment and Rochester proceeds, an average monthly net cash burn in Q1 2024 representing the lowest quarterly burn over the last ten quarters and fifth consecutive quarterly decline 1. Net cash burn = Ending Cash & Equivalents and ST Investments as of March 31, 2024 - Beginning Cash & Equivalents and ST Investments as of December 31, 2023.

Parker Meeks Chief Executive Officer 4

Hyzon at a Glance

Expanding IP Portfolio Foundational to Single Stack 200kW Fuel Cell System's Economic Advantages



Growing IP Portfolio with 170 Patents[1]

- Doubled the total applied[1] / granted patent count since 2021 with over 90 patents applied since 2021, with 10 patents granted
- Patented areas include Membrane Electrode Assembly (MEA), bipolar plates (BPP), unit cell, fuel cell (FC) stack, fuel cell system (FCS), and hydrogen storage



Hyzon

Benefits of Using 1x 200kW vs. 2x ~110 kW Fuel Cells in Heavy Duty Trucks

- ~30% lower volume and weight
- ~25% lower total FCS cost in truck BOM
- ~20% improved miles per kg hydrogen[2]



Hyzon

Hyzon's Technology-Led Value Proposition

- U.S.-based manufacturing nearing start of production (SOP), expected in 2H 2024
- Cash-positive contribution margin fuel cell trucks deployed to large fleet customers in 2023
- Accelerating hydrogen fuel cell truck market powered by customer and government tailwinds
- Significant technology option value in several fuel cell-advantaged, future market applications

Hyzon

1. *Includes patents awarded and patents pending. Applied patents include both provisional and non-provisional patent applications.*
2. *200 vs. 120kW at 120kW; Estimated based on early 200 kW truck testing at test track in similar simulated routes on flat road vs. similar use case performance with single 120 kW FCS.*

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Hyzon's Technology-led Competitive Advantages


Hyzon
Fuel Cell System

200kW Fuel Cell System Underpinned by Growing IP Portfolio

- Only 200 kW + single stack FCS[1] in mobility products
- Protected by 170 patents, including over 90 applied since 2021, with 10 granted[2]
- Technology advantages driven by IP and design at each level of the FCS, including MEA, BPP, stack, and system

Vertically Integrated Capital-Light FC Development and US Manufacturing

- FC Manufacturing plant on track for 2024 SOP in US
  - Less than $3M Capex left through SOP and 700-unit annual capacity (3 shifts)
  - Continuous roll-to-roll MEA line installed with the potential to support 4k+ FCS annual production capacity with additional debottlenecking
  - Low Capex requirement to debottleneck through Cash Flow breakeven
- Vertically integrated from catalyst/electrode and MEA forward

Technology Enabled Business Model and Economic Advantages

- Single stack 200kW FCS enabling cash-positive contribution margin fuel cell trucks
- Vertical integration in IP and manufacturing enables product customization to each major market (e.g., mining, stationary power)
- U.S. manufacturing plant & MEA line in place with low Capex scaling

1. *Manufactured in the U.S.*
2. *Includes patents awarded and patents pending. Applied patents include both provisional and non-provisional patent applications.*

Hyzon

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Large Fleet Focus with Three-Step Ramp-up, Enabling 1,000 Trucks per Year with just 10 Large Fleet Customers 1. Based on 40kg of hydrogen consumption per day per FCEV Class 8 truck. 7 Example Large Fleet Customer Order Intention Ramp-Up Schedule w/ Hydrogen Fuel Requirements 1 Hyzon’s commercial model collaborates with customers through the FCEV ramp-up, starting with trials attached to confirmed pilots and milestone orders 2 Post-trial fleet ramp-up to 100 trucks per year over 3 to 4-year period 3 10 customers per region would lead to 1,000 trucks per year over multiple phases 4 Active trial and customer pipeline with anchor customers under agreements in US, Europe and Australia / New Zealand Public access or behind the fence based on interest and operational needs Number of Class 8 FCEV trucks Cumulative hydrogen consumption (tons/day)1 Hydrogen Fueling Solutions Cumulative Class 8 FCEV trucks in fleet Mobile refueler or existing public access 15-20 ~0.8 – 1.2 20-30 Implementation 30-50 ~2.0 – 3.2 50-80 Milestone 75-100 ~5.0 – 7.2 125-180 Ramp-up 5-10 ~0.2 – 0.4 5-10 Pilot

Steps to Revenue Recognition in Pilot Phase Order Ramp-Up Schedule - Large Fleet Customer Number of Class 8 FCEVs 15-20 Implementation 30-50 Milestone 75-100 Ramp-up 5-10 Trial Contract Deliver Accept Multi-week trial of Hyzon FCEV in customer operations, following multi-month development process Initial multi-year commercial agreement, including binding Pilot order and subsequent tranches to scale over time Hyzon delivers first tranche of vehicles under commercial agreement (e.g., Pilot Tranche Vehicles) to customer Customer accepts vehicles into operations according to commercial agreement structure, triggering revenue recognition Scale Progress to Implementation, Milestone, Ramp-Up Tranches of Commercial Agreement over multiple years Pilot

Significant Global Market Opportunity in Heavy Duty (HD) Trucking Alone, with Multiple Layers of Upside Optionality



Core Focus Today:
Heavy Duty Trucking[1]
3 core platforms in
3 core regions (US, EU, and ANZ)
Hydrogen Fuel Supply (*via partner project investment rights*)

Option Value End-Markets and Example Entry FC Applications

Medium Duty[2]	*Class 6 Regional Delivery; Vocational Trucks*
Rail/Off-road and other HD[3]	*Construction & Mining Equipment w/ 200kW FCS*
Airport/Port & Other Ecosystems[4]	*Ground Support Equipment (e.g., aircraft tug)*
Remote & Off-Grid Power[5]	*500kW to 1 MW+ power*

Scale = $100Bn

1. *Statista HD Truck Projections (2019). 2030 and 2050 TAM based on extrapolation of 2019 - 2026 CAGR of 2.57%.*
2. *Mordor Intelligence MD and HD Commercial Vehicles Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2018 - 2028 CAGR of 8%.*
3. *Heavy Duty Mobility Applications consists of Locomotive, Agricultural Machinery, Construction Machinery, ATV markets.*
4. *Airport: The Business Research Company Commercial Aircraft Market Research Report (2023). 2030 and 2050 TAM based on extrapolation of 2023 - 2027 CAGR of 7.9%. Port: Skyquest Tech Consulting Marine Vessel Market Research Report (2022). 2030 and 2050 TAM based on extrapolation of 2022 - 2028 CAGR of 1.61%.*
5. *Markets and Markets Hybrid Power Solutions Market Research Report (2015). 2030 and 2050 TAM based on extrapolation of 2016 - 2021 CAGR of 8.13%.*

Hyzon

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Commercial and Operational Updates 10 200kW Fuel Cell System: C-Samples built with Production Tooling • Began C-sample, with five 200kW FCS units completed in Q1 and five additional 200kW FCSs in April '24, using production tooling • Advanced facility capability and efficiency, along with durability testing program • On track for SOP in 2H 2024 Vehicle Updates • Launched Hyzon-manufactured 200kW fuel cell system and powertrain in heavy- duty cabover vehicle in Melbourne • Delivered one truck to drayage customer at Ports of LA/LB • Converted REMONDIS Australia refuse vehicle trial to sale • On track for SOP of 200kW FCEV in 2H 2024 Delivered 4 Trucks to Performance Food Group • Positive feedback from initial vehicle deployments with Performance Food Group in California • 350-mile expected range • 15-20 minute refueling time • 6-8,000 lbs. lighter than Battery Electric Vehicles (BEVs) • Second tranche of 15 200kW FCEVs pending a successful 200kW trial planned for 1H 2024, with an option for 30 more FCEVs FCEV Waste Collection Trucks Update • Signed Joint Development Agreement with New Way Trucks in February 2024 to develop FCEV refuse trucks in North America • Unveiled first FCEV refuse truck for U.S. market in May 2024 • Announced customer trial program launch with Recology • More than nine U.S. FCEV refuse truck trials scheduled or in planning; on track to begin summer 2024

2023 and 2024 Commercial and Operational Milestones

Timing	2023 Milestones	Status
1H 2023	Europe cabover gen 1 4x2 customer launch with anchor customers	✓
1H 2023	First 9 200kW B-sample fuel cell systems produced and tested	✓
1H 2023	First U.S. customer order contracted	✓
1H 2023	First 200kW FCEV truck in testing	✓
2H 2023	Deliver first commercial Class 8 Hyzon FCEV to U.S. customer	✓
2H 2023	200kW fuel cell C-sample declaration	✓
2H 2023	25 200kW fuel cell prototypes produced / validated	✓

✓ - Completed




Hyzon

Expected Timing	2024 Anticipated Milestones[1]	Status
1H 2024	Launch U.S. refuse truck trials	
2H 2024	Initial commercial agreements from refuse truck trials	
2H 2024	200kW fuel cell production facility SOP declared	
2H 2024	200kW fuel cell truck SOP declared	
2H 2024	New large fleet multi-year customer agreements	
2H 2024	Large fleets advanced to second order tranche	
2H 2024	20-40 fuel cell truck deployments under commercial agreements	

Hyzon

1. *Guidance is tied to progress in Hyzon's strategic capital raise, and may be adjusted pending outcomes this year.*

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Stephen Weiland Chief Financial Officer 12

Quarterly Financial Highlights

($ in thousands, except share and per share data)	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024
Revenue	-	-	-	**295**	**9,983**
COR	**838**	2,410	3,286	9,122	7,816
R&D	**9,340**	12,597	10,857	10,935	10,829
SG&A	**30,857**	49,098	21,044	20,165	21,528
Restructuring & related charges	-	-	4,885	2,880	501
Loss from Operations	**(41,035)**	**(64,105)**	**(40,072)**	**(42,807)**	**(30,691)**
Net Loss Attributable to Hyzon	**(30,248)**	**(60,248)**	**(44,054)**	**(49,492)**	**(34,225)**
Basic and Diluted EPS	**(0.12)**	(0.25)	(0.18)	(0.20)	(0.14)
Weighted Avg Common Shares (Basic and Diluted)	**244,541**	244,628	244,885	245,035	245,127
Cash & Cash Equivalents + ST Investments	**209,015**	**172,415**	**137,807**	**112,280**	**82,640**
Net Cash Burn[1]	**(46,314)**	(36,600)	(34,608)	(25,527)	(29,640)
Total Global Headcount (rounded)	**330**	**380**	**370**	**360**	**340**

Q1 2024 Highlights

- $10.0 million Revenue recognition
  - Approximately equal to the total revenue recorded prior to this quarter and since the Company's inception
  - Expect near-term fluctuations in revenue recognition given the timing of deployments and contract terms
- R&D, SG&A, and net cash burn excluding the first SEC settlement payment and the proceeds from the sale of our Rochester facility[2], all at or below the low-end of Q1 2024 guidance ranges

Hyzon

1. *Net cash burn = Ending Cash & Equivalents and ST Investments as of the end of the relevant quarter - Beginning Cash & Equivalents and ST Investments as of the immediately prior quarter.*
2. *Q1 2024 net cash burn of $29.6MM, excluding the first $8.5MM SEC settlement payment and proceeds of $2.9MM from sale of the Rochester facility results in $24.0MM excluding those items.*

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Quarterly Net Cash Burn1 $46.3 $36.6 $34.6 $25.5 $24.02 / $29.6 Average Monthly Net Cash Burn $15.4 $12.2 $11.5 $8.5 $8.02 / $9.9 Declining Average Monthly Net Cash Burn • Improving net cash burn driven by our strategic focus, cost management, and declining expenses relating to legal, consulting, and accounting fees • First SEC settlement payment and proceeds from the sale of the Rochester facility were explicitly not included in Q1 2024 net cash burn guidance range • Excluding those items, reflects the lowest quarterly net cash burn over the last ten quarters and five consecutive quarters of decline ($MM) 14 15.4 12.2 11.5 8.5 8.0 9.9 0.0 4.0 8.0 12.0 16.0 20.0 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 2 1. Net cash burn = Ending Cash & Equivalents and ST Investments as of the end of the relevant quarter - Beginning Cash & Equivalents and ST Investments as of the immediately prior quarter. 2. Q1 2024 net cash burn of $29.6MM, excluding the first $8.5MM SEC settlement payment and proceeds of $2.9MM from sale of the Rochester facility results in $24.0MM excluding those items and $8.0MM monthly average over the quarter.

Q2 2024 Guidance 15 Q2 2024 ($ in thousands) Low High SG&A 26,000 30,000 R&D 11,000 13,000 Total 37,000 43,000 Net Cash Burn1 27,000 30,000 • Remain focused on raising capital and prioritizing investments in fuel cell IP with levers to reduce cash burn depending on funding • Guidance reflects our current business operating model, which is subject to change based on our capital raise outcomes • Monthly average net cash burn below $10.0 million is representative of how we are currently operating • Slight uptick in Q2 net cash burn from Q1 driven by working capital and payroll timing 1. Net cash burn = Ending Cash & Equivalents and ST Investments as of the end of the relevant quarter - Beginning Cash & Equivalents and ST Investments as of the immediately prior quarter.